UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 5, 2004


                    IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
            (Exact name of registrant as specified in its charter)






       Delaware                    333-42578                    06-1285387
   _______________           ________________________      ___________________
   (State or other           (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                         Identification No.)
   incorporation or
   organization)


       1 Corporate Drive, Suite 600
               Shelton, CT                              06484
      ________________________________                 __________
      (Address of principal executive                  (Zip Code)
                offices)

                                 202-925-7200
                        ______________________________
                        (Registrant's telephone number,
                              including area code)

Item 5. 	Other Events and Regulation FD Disclosure

Eastchester Construction Status:

On February 5, 2004, Iroquois Gas Transmission System, L.P. (the 'Company') issued a press release announcing that Iroquois began commercial operation of its Eastchester Extension pipeline. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.   Financial Statements and Exhibits

Exhibit No.  Description

99.1 Press release announcing that on February 5, 2004 Iroquois began commercial operation of its Eastchester Extension pipeline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                IROQUOIS GAS TRANSMISSION SYSTEM, L.P., as Registrant
		By:  	Iroquois Pipeline Operating Company, its Agent

Dated: February 5, 2004      By:     /s/ Paul Bailey
                                    ____________________
                            Name:   Paul Bailey
                            Title:  Vice President and
                                    Chief Financial Officer